Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

The Company's United States and Irish based subsidiaries file tax returns in the United States and Ireland respectively. Other foreign subsidiaries are taxed separately under the laws of their respective countries.

The components of income before provision for income taxes are as follows:

	Year ended
	December 31, 2017	December 31, 2016	December 31, 2015
	(in thousands)
Ireland	$218,306	$201,221	$184,643
United States	28,426	11,466	15,436
Other	81,325	87,485	78,771
Income before provision for income taxes	$328,057	$300,172	$278,850

The components of provision for income taxes are as follows:

	Year ended
	December 31, 2017	December 31, 2016	December 31, 2015
	(in thousands)
Provision for income taxes:
Current tax expense:
Ireland	$20,084	$22,931	$21,769
United States	5,792	7,768	684
Other	9,964	5,749	13,701
Total current tax expense	35,840	36,448	36,154

Deferred tax expense/(benefit):
Ireland	261	1,284	26
United States	8,980	613	2,896
Other	1,488	(352)	235
Total deferred tax expense	10,729	1,545	3,157

Provision for income taxes	46,569	37,993	39,311

Impact on shareholders equity and other comprehensive income of the tax consequence of :
Excess tax benefit on stock compensation	—	(4,332)	(1,905)
Currency impact on long term funding	973	(396)	3,574
Fair value of cash flow hedge	148	—	—

Total	$47,690	$33,265	$40,980

Ireland's statutory income tax rate is 12.5%. The Company's consolidated reported provision for income taxes differed from the amount that would result from applying the Irish statutory rate as set forth below:

	Year ended
	December 31, 2017	December 31, 2016	December 31, 2015
	(in thousands)
Taxes at Irish statutory rate of 12.5% (2016:12.5%; 2015:12.5%)	$41,007	$37,522	$34,856
Foreign and other income taxed at higher rates	6,324	4,642	4,614
Research & development tax incentives	(830)	(907)	(695)
Movement in valuation allowance	1,329	1,208	(4,133)
Effects of change in tax rates	925	576	(16)
Increase/(decrease) in unrecognized tax benefits	933	(1,521)	5,085
Impact of stock compensation	(9,917)	(4,121)	(3,468)
Impact of mandatory repatriation under US Tax Reform	7,694	—	—
Other	(896)	594	3,068
Provision for income taxes	$46,569	$37,993	$39,311

In 2017, the provision for income taxes includes non-recurring items related to US Tax Reform (H.R.1). The income tax expense recognized in respect of mandatory deemed repatriation of historic earnings of non-U.S. subsidiaries owned by our U.S. subsidiaries is $7.7 million. The income tax expense recognized in respect of the change in the US federal income tax rate from 35% to 21% is $0.5 million (included in “Effects of change in tax rates” above).

The income tax effects of US Tax Reform are provisional in respect of the Mapi Group acquisition in July 2017 (see Note 4 Goodwill for further information). The Company has made provisional estimates of the fair value of net assets acquired and liabilities assumed. The non-current deferred tax liability recognized as at December 31, 2017 in respect of US-based intangible assets is $5.8 million. To the extent there are purchase accounting adjustments made in a subsequent period, there may be additional income tax effects of US Tax Reform (i.e. impact of the change in rates) to be recognized at such time.

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities are presented below:

	December 31, 2017	December 31, 2016
	(in thousands)
Deferred tax liabilities:
Property, plant and equipment	$1,139	$979
Goodwill	22,655	26,617
Other intangible assets	11,801	6,700
Other	4,139	1,441
Total deferred tax liabilities recognized	39,734	35,737

Deferred tax assets:
Operating loss and tax credits carryforwards	24,962	22,705
Property, plant and equipment	4,062	3,121
Accrued expenses and payments on account	24,433	28,904
Stock compensation	5,786	13,062
Deferred compensation expense	2,548	3,327
Other	740	15
Total deferred tax assets	62,531	71,134
Valuation allowance for deferred tax assets	(22,439)	(20,337)
Deferred tax assets recognized	40,092	50,797
Overall net deferred tax asset	$358	$15,060

At December 31, 2017 Ireland subsidiaries had tax credit carryforwards for income tax purposes that may be carried forward indefinitely, available for offset against future tax liabilities, if any, of $4.5 million (2016: $3.3 million).

At December 31, 2017 U.S. subsidiaries had U.S. federal and state net operating loss ("NOL") carry forwards of approximately $25.0 million and $43.6 million, respectively. These NOLs are available for offset against future taxable income and expire between 2018 and 2037. Of the $25.0 million U.S. federal NOLs, approximately $5.9 million of which is available for offset against future U.S. federal taxable income within 12 months of the balance sheet date. The subsidiary's ability to use the U.S. federal and state NOL carry forwards is limited on an annual basis due to changes of ownership in 2000, 2010, 2014 and 2017, as defined by Section 382 of the Internal Revenue Code of 1986, as amended. Of the U.S. federal NOLs, $22.8 million are limited by Section 382. Of the $22.8 million of losses, the amounts are available as follows: $11.8 million for the years 2018 – 2020, $10.1 million in 2021-2025, $0.9 million for the years 2026 – 2035.

At December 31, 2017 other than those in the U.S. and Ireland had operating loss carryforwards for income tax purposes that be carried forward indefinitely, available to offset against future taxable income, if any, of approximately $77.2 million (2016: $70.1 million). In addition at December 31, 2017 those subsidiaries had tax credit carryforwards for income tax purposes that may be carried forward indefinitely, available to offset against future tax liabilities, if any, of $4.8 million (2016: $3.9 million). At December 31, 2017 those subsidiaries also had additional operating loss carry forwards of $4.7 million which are due to expire between 2018 and 2024.

The expected expiry dates of these losses are as follows:

	Federal NOL's	State NOL's
	(in thousands)
2018	113	—
2021-2034	24,041	14,945
2035-2036	812	28,703

	$24,966	$43,648

In addition, US subsidiaries have alternative minimum tax credit carry forwards of approximately $0.4 million that are available to reduce future U.S. federal regular income taxes through 2020. Any remaining alternative minimum tax credits will be fully refundable in 2021. We also have general business credit carry forwards of approximately $0.3 million that are available to offset future U.S. federal income taxes.

The valuation allowance at December 31, 2017 was approximately $22.4 million. The valuation allowance for deferred tax assets as of December 31, 2016 and December 31, 2015 was $20.3 million and $17.2 million respectively. The net change in the total valuation allowance was an increase of $2.1 million during 2017 and an increase of $3.1 million during 2016. Of the total increase of $2.1 million in 2017, $0.5 million resulted in a current year income tax expense and $1.6 million was recognized in Other Comprehensive Income. Of the total increase of $3.1 million in 2016, $1.2 million resulted in a current year income tax expense, $2.4 million was acquired and impacted goodwill, and these were offset by a decrease of $0.5 million recognized in Other Comprehensive Income.

The valuation allowances at December 31, 2017 and December 31, 2016 were primarily related to operating losses and tax credits carried forward that, in the judgment of management, are not more likely than not to be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities and projected future taxable income in making this assessment. In respect of deferred tax assets not subject to a valuation allowance, management considers that it is more likely than not that these deferred tax assets will be realized on the basis that there will be sufficient reversals of deferred tax liabilities and taxable income in future periods. During 2016, there were no movements in the valuation allowance that had a material impact on the effective tax rate. During 2017, there were no movements in the valuation allowance that had a material impact on the effective tax rate.

The Company has recognized a deferred tax liability of $3.1 million (2016: $Nil) for the undistributed earnings of foreign subsidiaries where the Company does not consider the earnings to be indefinitely reinvested. It is not practicable to calculate the exact unrecognized deferred tax liability, however it is not expected to be material as Ireland allows a tax credit in respect of distributions from foreign subsidiaries at the statutory tax rate in the jurisdiction of the subsidiary so that no material tax liability would be expected to arise in the event these earnings were ever remitted. In addition, withholding taxes applicable to remittances from foreign subsidiaries would not be expected to be material given Ireland’s tax treaty network and the EU parent subsidiary directive.

A reconciliation of the beginning and ending amount of total unrecognized tax benefits is as follows:

	December 31, 2017	December 31, 2016	December 31, 2015
	(in thousands)
Unrecognized tax benefits at start of year	$26,620	$28,166	$23,201
Increase related to acquired tax positions	—	—	778
Increase related to prior year tax positions	—	1,151	1,482
Decrease related to prior year tax positions	(3,050)	(2,483)	(315)
Increase related to current year tax positions	4,765	1,104	3,063
Settlements	(2,523)	(837)	—
Lapse of statute of limitations	(2,092)	(481)	(43)
Unrecognized tax benefits at end of year	$23,720	$26,620	$28,166

The relevant statute of limitations for unrecognized tax benefits totaling $3.4 million could potentially expire during 2018.

Included in the balance of total unrecognized tax benefits at December 31, 2017 were potential benefits of $23.7 million, which if recognized, would affect the effective rate on income tax from continuing operations. The balance of total unrecognized tax benefits at December 31, 2016 and December 31, 2015 included potential benefits which, if recognized, would affect the effective rate of income tax from continuing operations of $26.6 million and $28.2 million respectively.

Interest and penalties recognized as a net benefit during the year ended December 31, 2017 amounted to $0.9 million (2016: net expense of $0.1 million, 2015: net expense of $0.9 million) and are included within the provision for income taxes. Total accrued interest and penalties as of December 31, 2017 and December 31, 2016 were $2.4 million and $3.3 million respectively and are included in closing income taxes payable at those dates.

Our major tax jurisdictions are the United States and Ireland. We may potentially be subjected to tax audits in both our major jurisdictions. In the United States tax periods open to audit include the years ended December 31, 2014, December 31, 2015, December 31, 2016 and December 31, 2017. In Ireland, tax periods open to audit include the years ended December 31, 2013, December 31, 2014, December 31, 2015, December 31, 2016 and December 31, 2017. During such audits, local tax authorities may challenge the positions taken by us in our tax returns.